EXHIBIT 31.1

Certification

I, William S. Morris IV, certify that:

(1)	I have reviewed this amendment to the annual report on Form 10-K/A of Morris Publishing Group, LLC and Morris Publishing Finance Co.;

(2)
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

(3)	Omitted (since no financial statements are included in this Form 10-K/A)

(4)
The Registrants’ other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Registrants and have:

a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrants, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

c)
Evaluated the effectiveness of the Registrants’ disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of end of the period covered by this report based on such evaluation; and

d)
Disclosed in this report any change in the Registrants’ internal control over financial reporting that occurred during the Registrants’ most recent fiscal quarter (the Registrants’ fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrants’ internal control over financial reporting; and

(5)
The Registrants’ other certifying officer and I have disclosed based upon our most recent evaluation of internal control over financial reporting, to the Registrants’ auditors and the audit committee of the Registrants’ board of directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrants’ ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrants’ internal control over financial reporting.

Date: May 19, 2008	By	:	/s/ William S. Morris IV
William S. Morris IV Chief Executive Officer (of both registrants) (principal executive officer)